315,248 SHARES                                           EXERCISE PRICE: $1.15
--------------                                           ---------------------

                    AMENDED AND RESTATED STOCK OPTION AGREEMENT -
                                 STEPHEN A. HOFFMANN

     THIS AMENDED AND RESTATED STOCK OPTION AGREEMENT - STEPHEN A. HOFFMANN (the "Amended and Restated Option Agreement") made and effective as of the 13th day of January, 1998, between THERMOVIEW INDUSTRIES, INC., herein referred to as the "CORPORATION", being incorporated under the laws of the State of Nevada, maintaining its principal place of business at 1101 Herr Lane, Louisville, Kentucky 40222; and STEPHEN A. HOFFMANN, herein referred to as "EMPLOYEE", of 492 Mariner Drive, Jupiter, Florida 33477.

     WITNESSETH:

     WHEREAS, the Corporation and Employee mutually desire to amend and restate that certain Stock Option Agreement - Hoffmann, dated as of January 13, 1998 (the "Original Option Agreement"), whereby the Original Option Agreement shall be cancelled in its entirety and replaced by this Amended and Restated Option Agreement;

     WHEREAS, the Corporation desires to enter into this Amended and Restated Option Agreement with the Employee containing the terms and conditions hereinafter set forth, and to grant to Employee stock options to purchase shares of the common stock of the Corporation.

     NOW, THEREFORE, in consideration of the promises and mutual agreements of the parties herein contained, and for other good and valuable consideration, the parties agree as follows:

     1. GRANT OF OPTIONS. In consideration of the foregoing, the Corporation hereby grants and issues to Employee the rights at the election of the Employee (hereinafter referred to as the "Options") to purchase up to an aggregate of 315,248 shares of Common Stock, $.001 par value, of the Corporation (the "Common Stock") at a price of $1.15 per share.

          1.1 ANTI-DILUTION PROVISION. The number of shares of Common Stock underlying the Options shall be proportionately increased in the event that the Corporation causes to be issued additional shares in the form of a stock dividend, stock splits, option exercise at less than book value (with the exception of the exercise of options under (i) the Stock Option Agreement - Clemmens, dated October 22, 1997, by and between Thermo-Tilt Window Company, a Delaware corporation ("Thermo-Tilt") and Nelson E. Clemmens; (ii) the Stock Option Agreement - Epelbaum, dated October 22, 1997, by and between Thermo-Tilt and Roman Epelbaum, (iii) the Stock Option

Agreement - LD Capital, Inc., dated October 22, 1997, by and between Thermo-Tilt and LD Capital, Inc. and (iv) the Stock Option Agreement - Hoffmann, dated October 22, 1997, by and between Thermo-Tilt and Employee) or other such reclassification; or conversely, proportionately decreased in the event of a reverse split or reclassification. In the event that stockholders of the Corporation are granted the right to purchase additional shares from the proceeds of a cash dividend by the Corporation, such event shall be treated as a stock dividend as relates to the option.

     2. VESTING OF OPTIONS. The Options shall vest as follows: (i) options representing 108,707 shares of Common Stock shall vest upon the effective date of this Amended and Restated Option Agreement; (ii) options representing 10,872 shares of Common Stock shall vest on February 1, 1998 and (iii) the remainder of the options, representing 195,669 shares of Common Stock, shall vest ratably on a monthly basis commencing on March 1, 1998, and the first day of each month thereafter through November 1, 1998, so that options representing 21,741 whole shares of Common Stock shall vest at the beginning of each such calendar month.

     3. EXCERCISEABILITY/EXPIRATION OF OPTIONS. Once vested, the Options shall be exercisable, in whole or in part, at an exercise price of $1.15 per share and shall expire at 3:00 p.m. Louisville, Kentucky time on January 13, 2003. The Options may be exercised by giving written notice to the Corporation to that effect. The Options evidenced hereby shall be exercisable by the delivery to and receipt by the Corporation of: (i) this original Amended and Restated Option Agreement; (ii) a written Notice of Election to Exercise (the "Notice of Election") in the form set forth on the Schedule I to Amended and Restated Option Agreement, to this Amended and Restated Option Agreement, attached hereto and incorporated herein by reference, specifying the number of shares to be purchased in not less than one thousand (1,000) share denominations; and (iii) payment of the full purchase price, either by federal funds wire transfer to the bank depository to be specified by the Corporation or by certified check, U.S. funds, payable to the order of the Corporation, or on such other terms as may be acceptable to the Corporation. If the Notice of Exercise is for less than the total of 315,248 shares, and the time for exercise has not expired, the Corporation shall provide the Employee with a new or revised Amended and Restated Option Agreement for the balance of the shares then remaining unexercised, upon the same terms and conditions as stated herein.

     4. TERMINATION OF OPTIONS. In the event Employee's employment is terminated by the Company for "good cause" pursuant to Section 2.1(ii) or by Employee pursuant to Section 2.1(iii), any and all Options which have not vested as of the termination date shall immediately terminate and Employee shall lose all rights to such options, subject to applicable law. Such Options which have vested as of the termination date shall be exercisable in accordance with
Section 3 of this Amended and Restated Option Agreement.

     5. REGISTRATION RIGHT. The Corporation represents that upon delivery to and receipt by the Corporation of a written notice from Employee to the effect below, the Corporation will use its best efforts to prepare, file, and maintain with the appropriate regulatory authorities an effective Registration Statement on Form S-8 (the "Form S-8"), or other applicable form, for the shares of its Common Stock underlying the Options granted by this Amended and Restated Option Agreement, such Form S-8 to allow for the immediate resale of the shares subject to the Amended and Restated Option Agreement, but only at such time as the Corporation is in compliance with the requirements to use the Form S-8 or other applicable form.

     6. NOTICES. All notices required to be given by either party shall be in writing and (i) delivered by hand, (ii) sent by recognized overnight courier, or
(iii) sent by registered or certified mail, return receipt requested, to the party being noticed at the address set forth in the first paragraph of this Amended and Restated Option Agreement. Any notice to the Corporation shall be addressed to the attention of the President. Either party may effect a change in such address by a prior written notice.

     7. BINDING ACCEPTANCE. By acceptance of this signed Amended and Restated Option Agreement, the Employee does hereby agree to be bound by all of the terms and conditions set forth herein.

     8. GOVERNING LAW. This Amended and Restated Option Agreement shall be construed under the laws of the Commonwealth of Kentucky.

     9. TOTAL AGREEMENT. This Amended and Restated Option Agreement is the entire agreement between the parties hereto relating to the subject matter hereof. This Amended and Restated Option Agreement rescinds any and all prior agreements and understandings between the parties with respect to the subject matter covered in this Amended and Restated Option Agreement.

     IN WITNESS WHEREOF, the Corporation has executed this Amended and Restated Option Agreement by its duly authorized corporate officer as of the date set forth above.

                                     "Corporation"

                              THERMOVIEW INDUSTRIES, INC.


                              By: /s/ Richard E. Bowlds
                                  ------------------------------------
                                   Richard E. Bowlds
                                   Chief Operating Officer


                              Accepted by:

                                      "Employee"


                              /s/ Stephen A. Hoffmann
                              ----------------------------------------
                              STEPHEN A. HOFFMANN

                 SCHEDULE I TO AMENDED AND RESTATED OPTION AGREEMENT


                            NOTICE OF ELECTION TO EXERCISE

TO:  ThermoView Industries, Inc.
     1101 Herr Lane
     Louisville, Kentucky  40222

The undersigned Purchaser hereby elects to purchase ____ shares (the "Shares") of the common stock ($.001 par value) of ThermoView Industries, Inc. (the "Corporation") pursuant to the terms of the Amended and Restated Stock Option Agreement - Stephen A. Hoffmann (the "Options"), dated as of January 13, 1998, by and between the undersigned and the Corporation, (which Options must be surrendered with this Notice of Election To Exercise).

Payment in full (U.S. Funds) is hereby tendered in the aggregate sum of $______________, which sum represents shares (315,248 maximum) times the per share purchase price of $1.15 by:

  ( ) Certified Check or ( ) Federal Funds Wire Transfer to the Corporation's depository bank in accordance with your prior written instructions.

  ( )     By Delivery vs Payment at: ________________________________________
                         or Account #: ______________________________________

You are hereby requested to issue a certificate representing the shares in the name(s), and to the address(es) as specified below:

Name: _______________________________________________________________________
Street:____________________________________ Number of Shares: _______________
City:__________________________________ State: _________ Zip: _______________

     Social Security or Tax I.D. Number: ____________________________________

Purchaser acknowledges that no formal memorandum, prospectus or offering document of any kind has been delivered by the Corporation with specific regard to the exercise of these Options. However, by virtue of the Purchaser's employment relationship with, and activities on behalf of the Corporation, sufficient business and other information has been made available by the Corporation to enable Purchaser to fully evaluate the investment potential of the Shares being acquired. The Corporation's representatives have provided information and answered all material questions.

Date: ___________________________, _____ ______________________

If no registration statement as to the Options and the Shares is effective as of the date of exercise, include the following paragraph:

     The purchaser represents and warrants that it is purchasing the Shares for investment and not with a view to distribution thereof and understands and acknowledges that the Stock Certificate(s) representing the Shares shall bear the following legend:

          The shares represented by this certificate have not been registered or qualified for sale under the Securities Act of 1933, as amended (the
          "Act"), or any state securities or blue sky laws, and may not be sold, transferred or otherwise disposed of except pursuant to an exemption from registration or qualification thereunder. The Corporation may require, as a condition to transfer of this certificate, an opinion of counsel satisfactory to the Corporation to the effect that such transfer will not be in violation of the Act or any such laws.